Net Revenue	12 Months Ended
Dec. 31, 2023
Revenue from Contracts with Customers [Abstract]
Net Revenue	Net Revenue
The following table presents the Company’s revenue disaggregated based on revenue source and timing of revenue recognition. The Company believes these categories best depict the nature and timing of revenue.

(in millions)	2023	2022	2021
Type of goods and services:
Wafer fabrication	$6,820	$7,627	$6,204
Engineering and other services	572	481	381
Total	$7,392	$8,108	$6,585

Timing of revenue recognition:
Revenue recognized over time	$471	$445	$357
Revenue recognized at a point in time	6,921	7,663	6,228
Total	$7,392	$8,108	$6,585
The Company recognizes revenue when wafers are transferred to the customer, which is determined to be at the point of wafer shipment from the Company’s facilities or delivery to the customer location, as determined by the agreed shipping terms.
The Company’s remaining performance obligations that are completely or partially unsatisfied as of December 31, 2023, was approximately $20 billion pertaining to wafer products under certain long-term supply arrangements with customers. The Company recognizes revenue as the wafer products are shipped based on the agreed shipping terms. Generally, the amount and timing of recognition of the remaining performance obligations are subject to change and are affected by several factors, including terminations, subsequent modifications in the scope of contracts, and uncertainty in meeting volume commitments. Based on the current terms of the contracts, these performance obligations are expected to be substantially satisfied within the next five years.